UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 2, 2004

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                           Q Comm International, Inc.
             (Exact name of registrant as specified in its charter)

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                                      Utah
                 (State or other jurisdiction of incorporation)


             001-31718                                  87-0674277
     (Commission File Number)               (IRS Employer Identification No.)


      510 East Technology Avenue,
               Building C
               Orem, Utah                                 84097
  (Address of principal executive offices)              (Zip Code)

                                 (801) 226-4222
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02(b). Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

     Effective December 17, 2004, Terry Kramer resigned from his position as Chief Executive Officer and President and as a member of the Board of Directors of the Company. On that same date, Michael Keough assumed the role of Chief Executive Officer and President. Effective December 17, 2004, Mr. Keough also replaced Mr. Kramer on the Company's Board of Directors.

     Prior to joining Q Comm, Mr. Keough served as Chief Executive Officer, President, and Chief Strategy Officer of ClearOne Communications, a publicly traded company specializing in audio, video, and web- based conferencing products and services. From 1998 to 2002, Mr. Keough served as Senior Vice President of World Wide Sales for Tempo, a company that provides web-based training, and for Learnframe, a Company specializing in testing equipment for the telecom industry.

     The Company entered into an employment agreement with Mr. Keough that provides for employment as President and CEO through December 31, 2006. If the Company terminates the agreement "without cause" or if Mr. Keough terminates employment for "good reason" (as defined in the agreement), Mr. Keough is entitled to the base compensation and any target cash bonus he would have been entitled to receive had termination not occurred. The agreement also provides for the issuance of stock options covering 150,000 of the Company's common stock. The options were issued on January 5, 2005 and have an exercise price of $3.59 per share and a termination date of January 4, 2015.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2005                 Q Comm International, Inc.

                                        /s/ Michael K. Openshaw
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                                        Michael K. Openshaw
                                        Chief Financial Officer





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